FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
10/17/2018	3130AF7J0	10/18/2018	4/20/2020	11/20/2018	Non-Callable		Variable Single Index Floater			450,000,000
10/17/2018	3130AF7M3	10/18/2018	5/18/2020	11/18/2018	Non-Callable		Variable Single Index Floater			25,000,000
10/17/2018	3130AFA23	10/19/2018	4/20/2020	1/20/2019	Non-Callable		Variable Single Index Floater			50,000,000
10/17/2018	3130AFA31	10/18/2018	4/20/2020	11/20/2018	Non-Callable		Variable Single Index Floater			125,000,000
10/17/2018	3130AFA49	11/14/2018	8/14/2020	2/14/2019	Optional Principal Redemption	Bermudan	Fixed Constant	2/14/2019	2.920	15,000,000
10/17/2018	3130AFA72	10/26/2018	4/26/2023	4/26/2019	Optional Principal Redemption	European	Fixed Constant	10/26/2020	3.250	50,000,000
10/17/2018	3130AFAC1	10/25/2018	10/25/2021	4/25/2019	Optional Principal Redemption	American	Fixed Constant	10/25/2019	3.170	100,000,000
10/17/2018	3130AFAF4	10/18/2018	1/30/2020	1/30/2019	Non-Callable		Fixed Constant		2.760	31,885,000
10/17/2018	3130AFAG2	10/18/2018	1/30/2020	1/30/2019	Non-Callable		Fixed Constant		2.765	31,885,000
10/17/2018	313370US5	10/19/2018	9/11/2020	3/11/2019	Non-Callable		Fixed Constant		2.875	2,000,000
10/17/2018	313383ZU8	10/19/2018	9/10/2021	3/10/2019	Non-Callable		Fixed Constant		3.000	2,000,000
10/18/2018	3130AERV4	10/22/2018	9/12/2025	3/12/2019	Non-Callable		Fixed Constant		3.125	4,000,000
10/18/2018	3130AF2X4	10/30/2018	10/30/2023	4/30/2019	Optional Principal Redemption	Bermudan	Fixed Step Up	4/30/2019	3.300	12,280,000
10/18/2018	3130AFAL1	11/16/2018	11/16/2021	5/16/2019	Optional Principal Redemption	Bermudan	Fixed Constant	5/16/2019	3.250	50,000,000
10/18/2018	3130AFAV9	11/5/2018	11/5/2043	5/5/2019	Optional Principal Redemption	American	Fixed Constant	11/5/2019	4.560	2,000,000
10/18/2018	3130AFAY3	10/19/2018	12/30/2020	12/30/2018	Non-Callable		Fixed Constant		2.970	8,705,000
10/18/2018	3130AFAZ0	10/22/2018	10/22/2019	4/22/2019	Non-Callable		Fixed Constant		2.625	3,000,000
10/18/2018	3130AFB30	10/22/2018	7/22/2020	1/22/2019	Non-Callable		Fixed Constant		2.900	10,000,000
10/18/2018	3130AFB63	10/22/2018	1/22/2021	1/22/2019	Non-Callable		Fixed Constant		2.950	100,000,000
10/18/2018	3130AFB89	10/22/2018	11/30/2020	11/30/2018	Non-Callable		Fixed Constant		2.920	50,000,000
10/19/2018	313383YJ4	10/23/2018	9/8/2023	3/8/2019	Non-Callable		Fixed Constant		3.375	3,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

FHLB Pittsburgh

8K Debt Issuance Summary

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
●    American-redeemable continuously on and after the first redemption date and until maturity.
●    Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
●    European-redeemable on a particular date only.
●    Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
●    Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

Prepared by:

Reviewed by: